Schedule A

Trusts and Portfolios Covered by the Sub-Advisory Agreement, dated as of June 1, 2017, between

Fidelity Management & Research Company

and

Fidelity Management & Research (Hong Kong) Limited

Name of Trust	Name of Portfolio	Effective Date
Fidelity Advisor Series I	Fidelity Advisor Series Equity Growth Fund	03/19/2014
Fidelity Advisor Series I	Fidelity Advisor Series Growth Opportunities Fund	09/18/2013
Fidelity Advisor Series I	Fidelity Advisor Series Small Cap Fund	09/18/2013
Fidelity Concord Street Trust	Fidelity Series Small Cap Discovery Fund	09/18/2013
Fidelity Contrafund	Fidelity Advisor Series Opportunistic Insights Fund	09/19/2012
Fidelity Contrafund	Fidelity Series Opportunistic Insights Fund	09/19/2012
Fidelity Devonshire Trust	Fidelity Advisor Series Equity-Income Fund	09/19/2012
Fidelity Devonshire Trust	Fidelity Advisor Series Stock Selector Large Cap Value Fund	09/19/2012
Fidelity Devonshire Trust	Fidelity Series All-Sector Equity Fund	09/17/2008
Fidelity Devonshire Trust	Fidelity Series Equity-Income Fund	09/19/2012
Fidelity Devonshire Trust	Fidelity Series Stock Selector Large Cap Value Fund	09/19/2012
Fidelity Hastings Street Trust	Fidelity Advisor Series Growth & Income Fund	09/19/2012
Fidelity Hastings Street Trust	Fidelity Series Emerging Markets Debt Fund	01/19/2011
Fidelity Hastings Street Trust	Fidelity Series Growth & Income Fund	09/19/2012
Fidelity Investment Trust	Fidelity Series Emerging Markets Fund	09/17/2008
Fidelity Investment Trust	Fidelity Series International Growth Fund	09/16/2009
Fidelity Investment Trust	Fidelity Series International Small Cap Fund	09/16/2009
Fidelity Investment Trust	Fidelity Series International Value Fund	09/16/2009
Fidelity Mt. Vernon Street Trust	Fidelity Series Growth Company Fund	09/18/2013
Fidelity Puritan Trust	Fidelity Series Intrinsic Opportunities Fund	09/19/2012
Fidelity Securities Fund	Fidelity Series Blue Chip Growth Fund	11/01/2013
Fidelity Securities Fund	Fidelity Series Real Estate Equity Fund	06/15/2011
Fidelity Securities Fund	Fidelity Series Small Cap Opportunities Fund	09/09/2008
Fidelity Securities Fund	Fidelity Series Real Estate Income Fund	01/19/2011
Fidelity Summer Street Trust	Fidelity Series Floating Rate High Income Fund	01/19/2011
Fidelity Summer Street Trust	Fidelity Series High Income Fund	01/19/2011

Agreed and Accepted

as of June 1, 2017

Fidelity Management & Research Company	Fidelity Management & Research (Hong Kong) Limited

By:

_/s/ Jean Raymond___

By:

_/s/ Jean Raymond___

Name:

Jean Raymond

Name:

Jean Raymond

Title:

Treasurer

Title:

Treasurer